Westlake Chemical Corporation First Quarter 2019 Earnings Presentation

Westlake Chemical Corporation Business Highlights . Finalized purchase of NAKAN™, a global PVC compounding business – expanding Westlake’s international footprint and avenues for growth . Opportunistically debottlenecking several VCM and PVC plants in the U.S. – with an expected fourth quarter 2019 start up of our expanded PVC facility in Geismar, Louisiana . Westlake Chemical Partners acquired an additional 4.5% ownership interest in Westlake Chemical OpCo LP for $201 million Outlook . Continued solid global demand for product portfolio . Caustic trade distributions appear to be normalizing • Bureau of Indian Standards resumed issuing licenses to import caustic soda into India • Expected resumption of full production at the Alunorte alumina refinery, one of the world’s largest consumers of caustic soda . Expect start-up of our Ethylene joint venture with Lotte in the second quarter of 2019 2

Westlake Chemical Corporation First Quarter 2019 Financial Highlights 1Q 2019 vs. 1Q 2019 vs. ($ in millions) 1Q 2019 1Q 2018 1Q 2018 4Q 2018 4Q 2018 Sales $2,025 $2,150 (6%) $1,995 2% Operating Income $134 $401 (67%) $207 (35%) Vinyls EBITDA $239 $396 (40%) $257 (7%) Olefins EBITDA $74 $199 (63%) $126 (41%) Corporate EBITDA $1 ($16) 106% ($9) (111%) EBITDA¹ $314 $579 (46%) $374 (16%) First Quarter 2019 vs. First Quarter 2018 First Quarter 2019 vs. Fourth Quarter 2018 - Lower sales prices for our major products - Lower sales prices for our major products - Higher feedstock costs - Higher costs associated with restructuring, - Higher costs associated with restructuring, acquisition and integration-related activities transaction and integration-related activity + Lower feedstock and fuel costs + Higher sales volumes for styrene and PVC resin (1) Reconciliations of EBITDA, Vinyls EBITDA, Olefins EBITDA and Corporate EBITDA to the applicable GAAP measures can be found on pages 7 and 8 3

Vinyls Segment Performance 1Q 2019 vs. 1Q 2019 vs. ($ in millions) 1Q 2019 1Q 2018 1Q 2018 4Q 2018 4Q 2018 Sales $1,566 $1,647 (5%) $1,502 4% Operating Income $101 $266 (62%) $125 (19%) EBITDA $239 $396 (40%) $257 (7%) First Quarter 2019 vs. First Quarter 2018 First Quarter 2019 vs. Fourth Quarter 2018 − Lower sales prices − Lower sales prices − Higher ethane feedstock costs − Higher costs associated with restructuring, − Higher costs associated with restructuring, acquisition and integration-related activities acquisition and integration-related activities + Lower purchased ethylene costs + Lower purchased ethylene costs + Higher sales volumes for PVC resin Q1 2019 Q1 2019 vs. vs. Q1 2018 Q4 2018 Average Average Sales Price Volume Sales Price Volume - 3.9% - 1.1% - 2.4% + 6.7% 4

Olefins Segment Performance 1Q 2019 vs. 1Q 2019 vs. ($ in millions) 1Q 2019 1Q 2018 1Q 2018 4Q 2018 4Q 2018 Sales $459 $503 (9%) $493 (7%) Operating Income $37 $163 (77%) $90 (59%) EBITDA $74 $199 (63%) $126 (41%) First Quarter 2019 vs. First Quarter 2018 First Quarter 2019 vs. Fourth Quarter 2018 - Lower sales prices - Lower sales prices - Higher ethane feedstock costs - Higher costs associated with increased + Higher polyethylene and styrene sales planned turnaround activity volumes + Lower ethane feedstock Q1 2019 Q1 2019 vs. vs. Q1 2018 Q4 2018 Average Average Sales Price Volume Sales Price Volume - 23.2% + 14.5% - 10.6% + 3.6% 5

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Reconciliation of EBITDA to Net Income, Income from Operations and Net Cash Provided by Operating Activities Three Months Ended Three months ended March 31, December 31, (in $ millions) 2019 2018 2018 Net cash provided by operating $147 $225 $254 Changes in operating assets and liabilities and other (50) 88 (135) Deferred income taxes (15) (16) 12 Net income 82 297 131 Less: Other income (expense), net 9 22 (1) Interest expense (30) (37) (30) Provision for income taxes (31) (89) (45) Operating Income 134 401 207 Add: Depreciation and amortization 171 156 168 Other income (expense), net 9 22 (1) EBITDA $314 $579 $374 7

Reconciliation of Vinyls, Olefins and Corporate EBITDA to Applicable Operating Income Loss Three Months Ended Three months ended March 31, December 31, (in $ millions) 2019 2018 2018 Vinyls EBITDA $239 $396 $257 Less: Depreciation and Amortization 134 118 129 Other Income (Expenses) 4 12 3 Vinyls Operating Income (Loss) 101 266 125 Olefins EBITDA 74 199 126 Less: Depreciation and Amortization 35 34 36 Other Income (Expenses) 2 2 0 Olefins Operating Income (Loss) 37 163 90 Corporate EBITDA 1 (16) (9) Less: Depreciation and Amortization 2 4 3 Other Income (Expenses) 3 8 (4) Corporate Operating Income (Loss) (4) (28) (8) Vinyls Operating Income (Loss) 101 266 125 Olefins Operating Income (Loss) 37 163 90 Corporate Operating Income (Loss) (4) (28) (8) Total Operating Income (Loss) $134 $401 $207 8

Safe Harbor Language This presentation contains certain forward-looking statements including statements regarding the timing and results of capital projects and the caustic soda market. Actual results may differ materially depending on factors such as general economic and business conditions; the cyclical nature of the chemical industry; the availability, cost and volatility of raw materials and energy; uncertainties associated with the United States, Europe and worldwide economies, including those due to political tensions in the Middle East and elsewhere; current and potential governmental regulatory actions in the United States and Europe and regulatory actions and political unrest in other countries; industry production capacity and operating rates; the supply/ demand balance for our products; competitive products and pricing pressures; instability in the credit and financial markets; access to capital markets; terrorist acts; operating interruptions including leaks, explosions, fires, weather-related incidents, mechanical failure, unscheduled downtime, labor difficulties, transportation interruptions, spills and releases and other environmental risks; changes in laws or regulations; technological developments; our ability to implement our business strategies; creditworthiness of our customers; and other factors described in our reports filed with the Securities and Exchange Commission. Many of these factors are beyond our ability to control or predict. Any of these factors, or a combination of these factors, could materially affect our future results of operations and the ultimate accuracy of the forward-looking statements. These forward-looking statements are not guarantees of our future performance, and our actual results and future developments may differ materially from those projected in the forward- looking statements. Management cautions against putting undue reliance on forward-looking statements. Every forward- looking statement speaks only as of the date of the particular statement, and we undertake no obligation to publicly update or revise any forward-looking statements. Investor Relations Contacts Steve Bender Jeff Holy Executive Vice President & Vice President & Chief Financial Officer Treasurer Westlake Chemical 2801 Post Oak Boulevard, Suite 600 Houston, Texas 77056 713-960-9111 9